Exhibit 10.54.1

List of Vice Presidents who have executed officer severance agreements:

Morris L. Berger                   VP, Human Resources
Julia Bietsch                      VP, Provider Affairs
Ron Ekstrandt                      VP, Strategy
Roger R. Fischer                   VP, Information Services
Larry Glascott                     VP, Controller
Ruth Meyer Hollenback              VP, Network Management
Clara Kinner                       VP, Corporate Communications
Gary Maienschein                   VP, Government Affairs
Thomas P. Ogden                    VP, Information Services
Michael F. Patton                  VP, Marketing
Jane I. Potter                     VP, Medical Delivery Systems
Mary Lou Redshaw                   VP, Custom Accounts
Randy D. Ressel                    VP, Outstate Sales
Dennis J. Sullivan                 VP, Operations/Services
Gary Whitworth                     VP, BCBSMo Operations
Kathleen M. Zorica                 VP, Product Management